Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Security Federal Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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June 21, 2007

Dear Fellow Shareholder:

        It is with great pleasure that I invite you to attend Security Federal Corporation's Annual Meeting of Shareholders, to be held on July 19, 2007 at the City of Aiken Municipal Conference Center, 215 The Alley, Aiken, South Carolina at 2:00 p.m., Eastern time. This meeting will include management's report to you on our financial and operating performance during the fiscal year ended March 31, 2007, as well as an update on the progress we've made in achieving our longer term corporate goals.

        A critical aspect of the annual meeting is the shareholder vote on corporate business items. I urge you to exercise your voting rights as a shareholder and participate. All the materials you need to vote via the mail are enclosed in this package. Please look them over carefully. Then MARK, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY in the envelope provided so that your shares can be voted at the meeting in accordance with your instructions.

        Your Board of Directors and management are committed to the continued success of Security Federal Corporation and to the enhancement of your investment. As your Chairman, I want to express my appreciation for your confidence and support.

                                                                                                        Sincerely,

                                                                                                         /s/ T. Clifton Weeks
                                                                                                         T. Clifton Weeks
                                                                                                        Chairman

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SECURITY FEDERAL CORPORATION
P.O. Box 810
Aiken, South Carolina 29802
(803) 641-3000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on July 19, 2007

        Notice is hereby given that the Annual Meeting of Shareholders of Security Federal Corporation will be held at the City of Aiken Municipal Conference Center, 215 The Alley, Aiken, South Carolina, on July 19, 2007, at 2:00 p.m., Eastern time. A proxy card and a proxy statement for the meeting are enclosed.

        The meeting is for the purpose of considering and acting upon:

        Proposal 1:     The election of three directors of Security Federal Corporation.

We will also consider and act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. As of the date of this notice, we are not aware of any other business to come before the meeting.

        The Board of Directors has fixed the close of business on June 12, 2007 as the record date for the annual meeting. This means that shareholders of record at the close of business on that date are entitled to receive notice of, and to vote at, the meeting and any adjournment thereof. To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited by the Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

        A complete list of shareholders entitled to vote at the meeting is available for examination by any shareholder, for any purpose germane to the meeting, between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday, at the main office of Security Federal Corporation located at 238 Richland Avenue, NW, Aiken, South Carolina, from the date of this proxy statement through the meeting.

                                                                                                    BY ORDER OF THE BOARD OF DIRECTORS

                                                                           /s/Robert E. Alexander
                                                                                                    Robert E. Alexander
                                                                                                    Secretary

Aiken, South Carolina
June 21, 2007

IMPORTANT: The prompt return of proxies will save us the expense of further requests for proxies in order to ensure a quorum at the meeting. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

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PROXY STATEMENT

SECURITY FEDERAL CORPORATION
P.O. Box 810
Aiken, South Carolina 29802
(803) 641-3000

ANNUAL MEETING OF SHAREHOLDERS
July 19, 2007

        The Board of Directors of Security Federal Corporation is using this proxy statement to solicit proxies from our shareholders for use at the annual meeting of shareholders. We are first mailing this proxy statement and the enclosed form of proxy to our shareholders on or about June 21, 2007.

        The information provided in this proxy statement relates to Security Federal Corporation and its wholly-owned subsidiary, Security Federal Bank. Security Federal Corporation may also be referred to as "Security Federal" and Security Federal Bank may also be referred to as the "Bank." References to "we," "us" and "our" refer to Security Federal and, as the context requires, Security Federal Bank.

INFORMATION ABOUT THE ANNUAL MEETING

        Our annual meeting will be held as follows:

        Date:        Thursday, July 19, 2007
        Time:       2:00 p.m., Eastern time
        Place:      City of Aiken Municipal Conference Center, 215 The Alley, Aiken, South Carolina

Matters to Be Considered at the Annual Meeting

        At the meeting, you will be asked to consider and vote upon the following proposal:

        Proposal 1.        Election of three directors of Security Federal Corporation for three-year terms.

We also will transact any other business that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Who is Entitled to Vote?

        We have fixed the close of business on June 12, 2007 as the record date for shareholders entitled to notice of and to vote at our annual meeting. Only holders of record of Security Federal's common stock on that date are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of Security Federal common stock you own. On the record date, there were 2,609,474 shares of Security Federal common stock outstanding and entitled to vote at the annual meeting.

How Do I Vote at the Annual Meeting?

        Proxies are solicited to provide all shareholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. You are a shareholder of record if your shares of Security Federal common stock are held in your name. If you are a beneficial owner of Security Federal common stock held by a broker, bank or other nominee (i.e., in "street name"), please see the instructions in the following question.

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        Shares of Security Federal common stock can only be voted if the shareholder is present in person or by proxy at the annual meeting. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the meeting if you are a shareholder of record.

        Voting instructions are included on your proxy card. Shares of Security Federal common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder's instructions. Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of our director nominees. If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment. We do not currently expect that any other matters will be properly presented for action at the annual meeting.

        You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children. In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

        If you are the beneficial owner of shares held in street name by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If your common stock is held in street name, you will receive instructions from your broker that you must follow in order to have your shares voted. Your broker may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement. If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice. In the case of non-discretionary items, shares not voted are treated as "broker non-votes."

        If your shares are held in street name and you wish to change your voting instructions after you have returned your voting instruction form to your broker, you must contact your broker. If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting. A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership. If you want to vote your shares of common stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan Be Voted?

        We maintain an employee stock ownership plan ("ESOP") for the benefit of our employees. Each ESOP participant may instruct the ESOP trustee how to vote the shares of Security Federal common stock allocated to his or her account under the ESOP by completing the proxy card, which represents a voting instruction to the ESOP trustee. If an ESOP participant properly executes the voting instruction card, the ESOP trustee will vote the participant's shares in accordance with the participant's instructions. Shares allocated to participants' accounts for which no voting instructions are received will be voted by the trustee in the same proportion as shares for which the trustee has received voting instructions. As of the close of business on the voting record date, 88,776 shares have been allocated to participants' accounts and there are no unallocated shares remaining.

How Many Shares Must Be Present to Hold the Meeting?

        A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of at least a majority of the shares of Security Federal common stock entitled to vote at the annual meeting as of the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

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What if a Quorum Is Not Present at the Meeting?

        If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the meeting is adjourned for more than 30 days or a new record date is set. An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors

        Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Security Federal common stock. Accordingly, the three nominees for election as directors who receive the highest number of votes actually cast will be elected. Pursuant to our articles of incorporation, shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominee receiving the greatest number of votes will be elected. Our Board of Directors unanimously recommends that you vote "FOR" the election of each of its director nominees.

May I Revoke My Proxy?

        You may revoke your proxy before it is voted by:

  submitting a new proxy with a later date;

  notifying the Secretary of Security Federal in writing before the annual meeting that you have revoked your proxy; or

  voting in person at the annual meeting.

Any written notice revoking a proxy should be delivered to Robert E. Alexander, Secretary, Security Federal Corporation, 238 Richland Avenue, NW, Aiken, South Carolina 29801.

        If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in street name, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of June 12, 2007, the voting record date, information regarding share ownership of:

  those persons or entities (or groups of affiliated persons or entities) known by management to beneficially own more than five percent of Security Federal's common stock other than directors and executive officers;

  each director and director nominee of Security Federal;

  each executive officer of Security Federal or Security Federal Bank named in the Summary Compensation Table appearing under "Executive Compensation" below (known as "named executive officers"); and

  all current directors and executive officers of Security Federal and Security Federal Bank as a group.

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        Persons and groups who beneficially own in excess of five percent of Security Federal's common stock are required to file with the Securities and Exchange Commission ("SEC"), and provide a copy to us, reports disclosing their ownership pursuant to the Securities Exchange Act of 1934. To our knowledge, no other person or entity, other than those set forth below, beneficially owned more than five percent of the outstanding shares of Security Federal's common stock as of the close of business on the voting record date.

        Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In accordance with Rule 13d-3 of the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting and/or investment power with respect to those shares. Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. In addition, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after the voting record date are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person's percentage ownership. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Name	Number of Shares Beneficially Owned (1)	Percent of Shares Outstanding
Beneficial Owners of More Than 5%
(Other Than Directors and Executive Officers)

Mr. and Mrs. Robert E. Scott, Sr.	224,710	8.61
4 Inverness West
Aiken, South Carolina 29803

Thomas W. Weeks (2)	197,316	7.56
3761 Dock Site Road
Edisto Island, South Carolina 29438

Directors

T. Clifton Weeks (3)	306,830	11.76
Gasper L. Toole, III (4)	105,600	4.05
Thomas L. Moore (5)	10,484	*
Harry O. Weeks, Jr. (6)	80,948	3.10
Robert E. Alexander (7)	9,000	*
William Clyburn (8)	7,514	*

Named Executive Officers**

Timothy W. Simmons (9)	175,095	6.71
J. Chris Verenes (10)	16,419	*
Roy G. Lindburg (11)	52,214	2.00

All directors and executive officers as a group (9 persons)	764,104	28.95
___________________
 *Less than one percent of shares outstanding.
**	Each of the named executive officers is also a director of Security Federal.
(1)	The amounts shown include the following amounts of common stock which the indicated individuals have the right to acquire within 60 days of the voting record date through the exercise of stock options granted pursuant to Security Federal's stock option plans: Mr. Moore, 3,800 shares; Mr. Harry O. Weeks, Jr., 3,800 shares; Mr. Alexander, 3,800 shares; Mr. Clyburn, 3,800 shares; Mr. Verenes, 9,000 shares; and Mr. Lindburg, 5,600 shares.

(footnotes continued on following page) 4
(2)	Thomas W. Weeks is the brother of Harry O. Weeks, Jr., a director of Security Federal. Includes 45,600 shares held by his wife.
(3)	Includes 295,878 shares held indirectly through a partnership.
(4)	Includes 26,300 shares held by his wife.
(5)	Includes 2,880 shares held by his wife.
(6)	Includes 3,540 shares held by his wife, 1,000 shares held in trust for his daughter and 3,000 shares held in trust for his granddaughter.
(7)	Includes 3,000 shares held by his son.
(8)	Includes 2,664 shares held jointly with his wife.
(9)	Includes 68,646 shares held by his wife and 12,943 shares allocated to his account under the ESOP.
(10)	Includes 300 shares held jointly with his wife and 494 shares allocated to his account under the ESOP.
(11)	Includes 45,425 shares held in a trust and 1,189 shares allocated to his account under the ESOP.

PROPOSAL 1 - ELECTION OF DIRECTORS

        Our Board of Directors consists of nine members and is divided into three classes. One-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified. The table below sets forth information regarding each director of Security Federal and each nominee for director. The Nominating Committee of the Board of Directors selects nominees for election as directors. All of our nominees currently serve as directors of Security Federal and Security Federal Bank. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

        The Board of Directors recommends a vote "FOR" the election of Gasper L. Toole, III, Thomas L. Moore and J. Chris Verenes.

			Director	Term to
Name	Age	Positions Held in Security Federal and Security Federal Bank	Since (1)	Expire

NOMINEES

Gasper L. Toole, III	81	Director and Vice Chairman of Security Federal and Director of Security Federal Bank	1958	2010 (2)

Thomas L. Moore	57	Director of Security Federal and Security Federal Bank	1990	2010 (2)

J. Chris Verenes	51	President of Security Federal Bank and Director of Security Federal and Security Federal Bank	2002	2010 (2)

CONTINUING DIRECTORS

Harry O. Weeks, Jr.	67	Director of Security Federal and Security Federal Bank	1978	2008

Robert E. Alexander	67	Secretary and Director of Security Federal and Security Federal Bank	1988	2008

William Clyburn	66	Director of Security Federal and Security Federal Bank	1993	2008

(table continued on following page)

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			Director	Term to
Name	Age	Positions Held in Security Federal and Security Federal Bank	Since (1)	Expire

Timothy W. Simmons	61	President, Chief Executive Officer and Director of Security Federal, and Chairman of the Board and Chief Executive Officer of Security Federal Bank	1983	2009

T. Clifton Weeks	80	Chairman of the Board of Security Federal and Director of Security Federal Bank	1958	2009

Roy G. Lindburg	46	Treasurer, Chief Financial Officer and Director of Security Federal and Security Federal Bank	2005	2009
__________
(1)	Includes service on the Board of Directors of Security Federal Bank.
(2)	Assuming re-election at the annual meeting.

        Set forth below is the principal occupation of each nominee for director and each director continuing in office. All nominees and directors have held their present positions for at least five years unless otherwise indicated.

        Gasper L. Toole, III is a retired attorney and was of counsel to the law firm of Toole & Toole from March 1991 to December 2006. Prior to that time, he was a partner in the firm. He served as Vice President of Security Federal from July 1987 and of Security Federal Bank from August 1958 until December 2006. He has been Vice Chairman of Security Federal since July 2006. Mr. Toole has been a member of the Aiken County Higher Education Commission (University of South Carolina - Aiken) from 1965 to present, and its Chairman from 1986 until 2002. He was a founding Trustee of Mead Hall Episcopal School and a member of the Board of Aiken Technical College from 1986 until 2002.

        Thomas L. Moore is a member of the South Carolina Senate, a position he has held since 1981. He is also President of Boiler Efficiency, Inc., a mechanical contracting company located in Clearwater, South Carolina, a position he has held since 1978.

        J. Chris Verenes was elected President of Security Federal Bank effective January 26, 2004. Prior to that, he held a variety of management positions with Washington Group International, an engineering and construction company that manages and operates major government sites throughout the United States for the Department of Energy. He was Director of Planning and Administration from 2001 to January 2004, Chief of Staff during 2001, Director of Strategic Programs for the business unit from 2000 to 2001 and Deputy Manager of Business from 1996 to 2000. Prior to his employment by Washington Group International, Mr. Verenes served as Controller for Riegel Textile Corporation, as Director of Control Data and Business and Technology Center, and as Executive Director of the South Carolina Democratic Party.

        Harry O. Weeks, Jr. is an Insurance Broker and Business Development Officer with Hutson-Etherredge Companies, a position he has held since May 1995. Prior to that, Mr. Weeks was President and Chief Executive Officer of Lyon, Croft, Weeks & Hunter Insurance Agency from May 1965 to May 1995.

        Robert E. Alexander is the Chancellor Emeritus of the University of South Carolina - Aiken after having served as Chancellor from 1983 to June 2000. Dr. Alexander is past chair and current member of the Board of Governors as well as the Patient Safety Committee of Aiken Regional Medical Centers, a wholly-owned subsidiary of Universal Health Services. He serves as Chair of the Board of Directors of the Child Advocacy Center of Aiken, an organization that provides emergency intervention, forensic exams and counseling to children in abusive situations. He is a member of the Vestry of St. Thaddeus Episcopal Church. He has recently served as a member of the following boards: The Bishop Gravatt Episcopal Retreat Center, The Aiken Preparatory School and The Lambda Chi Alpha National Fraternity Indianapolis, Indiana. In addition Dr. Alexander regularly serves as a consultant for architectural firms on a national and a regional basis in the fields of higher education and health care facilities.

        William Clyburn is retired. Prior to his retirement in March 2005, he was employed as an Advisor for Community Alliances with Westinghouse Savannah River Company, a United States Department of Energy contractor

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located in Aiken, South Carolina, since September 1994. He previously served as an Administrative Law Judge with the South Carolina Workers Compensation Commission from July 1986 to June 1994. Mr. Clyburn serves in the South Carolina House of Representatives.

        Timothy W. Simmons has been President of Security Federal since 1987 and Chief Executive Officer since June 1994. Mr. Simmons was elected President and Chief Operating Officer of Security Federal Bank in January 1987 and served in these capacities from March 1987 to December 2001. In May 1988, Mr. Simmons became Chief Executive Officer of the Bank and in January 2002, he was elected Chairman of the Bank's Board of Directors.

        T. Clifton Weeks has been Chairman of the Board of Security Federal since July 1987 and was Chief Executive Officer from July 1987 until June 1994. Mr. Weeks served as Chairman of the Board of Security Federal Bank from January 1987 until January 2002 and was Chief Executive Officer from 1987 until May 1988. Prior thereto, he served as President and Managing Officer of the Bank beginning in 1958.

        Roy G. Lindburg has been Treasurer and Chief Financial Officer of Security Federal and Security Federal Bank since January 1995. He has been an Executive Vice President since January 2005.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE MATTERS

Board of Directors

        The Boards of Directors of Security Federal and Security Federal Bank conduct their business through Board and committee meetings. During the fiscal year ended March 31, 2007, the Security Federal Board of Directors held 12 regular meetings. The Board of Directors of the Bank generally meets on a monthly basis and during the fiscal year ended March 31, 2007, met 12 times. No director attended fewer than 75% of the total meetings of the Boards and committees on which he served during this period.

Committees and Committee Charters

        Security Federal's Board of Directors has standing Executive, Audit, Compensation, Proxy and Nominating Committees. Security Federal Bank's Board of Directors has standing Executive, Audit, Compensation, Loan and Review Committees. Security Federal's Audit and Nominating Committees have adopted written charters and although copies of these charters are not available on our website, they must be attached to the annual meeting proxy statement at least once every three years or when materially amended. The Nominating Committee charter is attached to this proxy statement as Appendix A. The Audit Committee charter was attached to last year's proxy statement.

Committees of the Security Federal Board of Directors

        The Executive Committee, comprised of Directors T. Clifton Weeks (Chairman), Toole, Alexander, Simmons, Verenes and Lindburg meets on an as needed basis to handle matters arising between Board meetings. This Committee met four times during the fiscal year ended March 31, 2007.

        The Audit Committee, comprised of Directors Moore (Chairman), Harry O. Weeks, Jr. and Clyburn, assists the Board in fulfilling its oversight responsibilities. This Committee is responsible for reviewing our annual audited financial statements and any financial statements submitted to the public, appointment of the independent auditor and monitoring the independence and performance of our independent auditor and internal auditing department. The Board of Directors has determined that there is no "audit committee financial expert," as defined by the SEC; however, the Board believes that the current members of the Audit Committee are qualified to serve based on their collective experience and background. Each member of the Audit Committee is "independent," as defined under the rules of The Nasdaq Stock Market LLC ("Nasdaq"). Although Security Federal's common stock is not listed on Nasdaq, it has chosen to apply Nasdaq's definition of independence, as permitted by the SEC. This Committee met 7 times during the fiscal year ended March 31, 2007.

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        The Compensation Committee, which also serves as the Stock Option Committee, is comprised of Directors T. Clifton Weeks (Chairman), Toole and Alexander. This Committee meets on an as needed basis and makes recommendations to the Board regarding annual contributions to certain benefit plans and salaries for officers and employees. Each member of the Committee is "independent," as defined by Nasdaq, with the exception of Mr. Weeks. This Committee also determines certain minor administrative matters related to certain employee benefit plans. This Committee met four times during the fiscal year ended March 31, 2007.

        The Proxy Committee, which is composed of the entire Board of Directors, is responsible for voting the proxies of Security Federal's shareholders. The Committee met once during the fiscal year ended March 31, 2007.

        The Nominating Committee, consisting of Directors Alexander (Chairman), Toole and T. Clifton Weeks, was formed to ensure that we maintain the highest standards and best practices in all critical areas relating to the management of our business. This Committee also selects nominees for the election of directors and develops a list of nominees for board vacancies. Each member of the Committee is "independent," as defined by Nasdaq, with the exception of Mr. Weeks. The Committee met once during the fiscal year ended March 31, 2007.

        The Nominating Committee met on April 19, 2007 to nominate directors for election at the meeting. Only those nominations made by the Committee or properly presented by shareholders will be voted upon at the meeting. In its deliberations for selecting candidates for nominees as director, the Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of Security Federal Bank's market area. Any nominee for director made by the Committee must be highly qualified with regard to some or all these attributes. In searching for qualified director candidates to fill vacancies in the Board, the Committee solicits its current Board of Directors for names of potentially qualified candidates. Additionally, the Committee may request that members of the Board of Directors pursue their own business contacts for the names of potentially qualified candidates. The Committee would then consider the potential pool of director candidates, select the candidate the Committee believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate's background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of Security Federal. The Committee will consider director candidates recommended by Security Federal's shareholders. If a shareholder submits a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of Security Federal's Board of Directors, in the same manner in which the Committee would evaluate its nominees for director. For a description of the proper procedure for shareholder nominations, see "Shareholder Proposals and Nominations" in this proxy statement.

Committees of the Security Federal Bank Board of Directors

        The Executive Committee is composed of Directors Simmons (Chairman), T. Clifton Weeks, Toole, Alexander, Verenes and Lindburg. To the extent authorized by the Board of Directors and by Security Federal Bank's Bylaws, this Committee exercises all of the authority of the Board of Directors between Board meetings and formulates recommendations for presentation to the full Board. All actions of this Committee are reviewed and ratified by the entire Board. The Executive Committee met 13 times during the fiscal year ended March 31, 2007.

        The Loan Committee is composed of Directors Simmons (Chairman), T. Clifton Weeks, Toole, Alexander, Verenes and Lindburg. The Loan Committee is responsible for and oversees Security Federal Bank's loan activities. All actions of this Committee are reviewed and ratified by the entire Board. This Committee met 49 times during the fiscal year ended March 31, 2007.

        The Audit Committee reviews audit reports, reevaluates audit performance and handles relations with Security Federal Bank's independent auditor to ensure effective compliance with regulatory and internal policies and procedures. This Committee is comprised of Directors Moore (Chairman), Harry O. Weeks, Jr. and Clyburn. The Audit Committee met 11 times during the fiscal year ended March 31, 2007.

        The Compensation Committee makes recommendations to the Board regarding the amount of Security Federal Bank's annual contribution to certain benefit plans and salaries for the Bank's officers and employees. This Committee also determines certain minor administrative matters related to certain employee plans. The Compensation Committee

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is comprised of Directors T. Clifton Weeks (Chairman), Toole and Alexander. This Committee met twice during the fiscal year ended March 31, 2007.

        The Trust/Investments Committee consists of Directors Toole (Chairman), T. Clifton Weeks, Alexander, Simmons, Verenes and Lindburg. This Committee reviews and approves activities of Security Federal Trust, Inc. and Security Federal Investments, Inc., which are subsidiaries of Security Federal Bank. This Committee met 23 times during the fiscal year ended March 31, 2007.

Corporate Governance

        We are committed to establishing and maintaining high standards of corporate governance. The Board of Directors is cognizant of its responsibility to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder. The Board and its committees will continue to evaluate and improve our corporate governance principles and policies as necessary and as required.

        Code of Ethics. The Board of Directors has adopted a written Code of Ethics for Principal Executive Officer and Senior Financial Officers, and requires individuals to maintain the highest standards of professional conduct. You may obtain a copy of the Code of Ethics free of charge by writing to: Secretary, Security Federal Corporation, P.O. Box 810, Aiken, South Carolina 29802. In addition, the Code of Ethics was filed with the SEC as Exhibit 14 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2006.

        Communication with the Board of Directors. The Board of Directors maintains a process for shareholders to communicate with the Board of Directors. Shareholders wishing to communicate with the Board of Directors should send any communication to the Secretary, Security Federal Corporation, P.O. Box 810, Aiken, South Carolina 29802. Any communication must state the number of shares beneficially owned by the shareholder making the communication. The Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action.

        Annual Meeting Attendance by Directors. We do not have a policy regarding Board member attendance at annual meetings of shareholders. Eight of the nine members of the Board of Directors attended the 2006 annual meeting of shareholders.

        Director Independence. Although our common stock is not listed on Nasdaq, we have chosen to apply Nasdaq's definition of "independence," as permitted by the SEC. Gasper L. Toole, III, Thomas L. Moore, Harry O. Weeks, Jr., Robert E. Alexander and William Clyburn are all independent. Timothy W. Simmons, J. Chris Verenes and Roy G. Lindburg are executive officers of Security Federal and accordingly, are not independent. T. Clifton Weeks is the father-in-law of Timothy W. Simmons and is therefore not independent.

        Related Party Transactions. Applicable law and regulations require that all loans or extensions of credit to executive officers and directors must be made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all employees and does not give preference to any insider over any other employee) and must not involve more than the normal risk of repayment or present other unfavorable features. Security Federal Bank has adopted a policy to this effect. At March 31, 2007, loans to all employees, officers and directors of the Bank totalled approximately $3.6 million, or 8.52% of Security Federal's total shareholders' equity. These loans (1) were made in the ordinary course of business, (2) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers and (3) did not involve more than the normal risk of collectibility or present other unfavorable features when made. All loans to directors and executive officers are required to be reviewed by the Chief Executive Officer and the Loan Committee and reported to the Board. Loans and aggregate loans of $500,000 or greater are reviewed and approved by the Bank's Board of Directors, pursuant to Regulation O of the Federal Reserve Board. All loan approval and review procedures are governed by written policies.

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        Security Federal Bank also offers an employee loan program to all employees to assist employees with loans for a variety of personal, family or household credit needs, or for the purchase, construction or refinancing of a home which is the employee's primary residence. All loans offered to employees are closed on the same terms as those available to members of the general public. Following closing, the terms of employee loans are modified to reflect the preferential interest rate. Existing loans may be modified to conform to the terms of the employee loan program. The employee loan rates are modified on January 1 of each year to reflect the Bank's cost of funds. If an employee terminates employment at Security Federal Bank, the interest rate on the loan reverts to the original rate for the general public.

DIRECTORS' COMPENSATION

        The following table shows the compensation paid to our non-employee directors for the fiscal year ended March 31, 2007. Compensation for Directors Timothy W. Simmons, J. Chris Verenes and Roy G. Lindburg, who are employees of Security Federal Bank, is included in the section entitled "Executive Compensation."

					Change in
					Pension
					Value
					and Non-
				Non-Equity	qualified
	Fees			Incentive	Deferred	All
	Earned			Plan	Compen-	Other
	or Paid	Stock	Option	Compen-	sation	Compen-
	in Cash	Awards	Awards	sation	Earnings	sation	Total
Name	($)	($)	($)	($)	($)	($)	($)

T. Clifton Weeks	62,725	--	--	--	--	--	62,725
Gasper L. Toole, III	40,061	--	--	--	--	--	40,061
Thomas L. Moore	29,320	--	--	--	--	795 (1)	30,115
Harry O. Weeks, Jr.	27,096	--	--	--	--	--	27,096
Robert E. Alexander	40,061	--	--	--	--	--	40,061
William Clyburn	27,096	--	--	--	--	--	27,096
_____________
 (1)     Received for service on the North Augusta area and Midland Valley area advisory committees. These committees consist of local business people who meet monthly to advise Security Federal Bank on how it can better serve the community.

        Security Federal does not compensate the members of its Board of Directors for service on the Board or committees. The directors of Security Federal Bank receive fees of $1,567 per month. The Chairman of the Board also receives an annual fee of $27,200. Members of the Bank's Executive Committee receive $1,575 per month for membership on this Committee, with the exception of Messrs. Simmons, Verenes and Lindburg, who do not receive a fee for service on this Committee. Members of the Audit Committee receive $832 per meeting attended and the Chairman of the Audit Committee also receives $208 per month. Members of the Trust/Investments Committee receive $312 per month. No fee is paid for service on the Bank's Compensation or Loan Committees.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        Compensation Committee. The Compensation Committee of the Security Federal Board of Directors is responsible for establishing and monitoring our compensation policies and for reviewing and ratifying the actions of the Compensation Committee of the Security Federal Bank Board of Directors. Security Federal has not paid any compensation to its executive officers since its formation; all compensation is paid by Security Federal Bank. The Bank's Compensation Committee recommends and administers policies that govern executive compensation. The Committee evaluates individual executive performance, compensation policies and salaries. The Committee is

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responsible for evaluating the performance of the Chief Executive Officer of the Bank while the Chief Executive Officer of the Bank evaluates the performance of other senior officers of the Bank and makes recommendations to the Committee regarding compensation levels.

        Compensation Policies. Our executive compensation policies are designed to establish an appropriate relationship between executive pay and our annual performance, to reflect the attainment of short- and long-term financial performance goals and to enhance our ability to attract and retain qualified executive officers. The principles underlying the executive compensation policies include the following:

  To attract and retain key executives who are vital to our long-term success and are of the highest caliber;

  To provide levels of compensation competitive with those offered throughout the financial industry and consistent with our level of performance;

  To motivate executives to enhance long-term shareholder value by building their equity interest in Security Federal; and

  To integrate the compensation program with our annual and long-term strategic planning and performance measurement processes.

        The Compensation Committee considers a variety of subjective and objective factors in determining the compensation package for individual executives, including: (1) our performance, with emphasis on annual performance factors and long-term objectives; (2) the responsibilities assigned to each executive; and (3) the performance of each executive of assigned responsibilities as measured by our progress during the year.

        Compensation Program Elements. The compensation program for executive officers was designed by the Compensation Committee, and involves a combination of salary, retirement plans and equity compensation. The Committee has broad discretion in setting compensation and instead of weighing each element of compensation against the others, views them as a total package. The Committee has no specific policy for allocating between cash and non-cash compensation, but bases its decisions on what it deems to be the most effective form of compensation at the time, reviewing everything annually. The Compensation Committee also takes into account the cost of various elements of compensation to Security Federal Bank.

        Base Salary. The salary levels of executive officers are designed to be competitive within the banking and financial services industries. In setting competitive salary levels, the Compensation Committee continually evaluates current salary levels by surveying similar institutions in the Southeast and the United States. The Committee's peer group analysis focuses on asset size, nature of ownership, type of operation and other common factors. Specifically, the Compensation Committee annually reviews the South Carolina Banker's Association Compensation and Benefits Survey, the Bank Administration Institute Cash Compensation Survey and the America's Community Banker's Survey of Salaries which covers over 500 financial institutions nationwide. The Committee also reviews salary information of publicly-traded financial institutions in South Carolina and Georgia to ensure that the salary paid by Security Federal Bank is competitive. Base salary is designed to award the executives' day-to-day contributions to the success of Security Federal and Security Federal Bank.

        Retirement Plans. We also provide a 401(k) plan for all eligible employees and recently adopted a salary continuation plan for certain executive officers. These plans are designed to encourage retention of our executives. The benefit provided by the salary continuation plan begins on the last day of the year in which the executive attains age 65 or upon the executive's separation from service, if later.

        Equity Compensation. Security Federal, with shareholder approval, adopted stock option plans in 1987, 1999, 2002 and 2006. Under the plans, non-employee directors, emeritus directors, executive officers and other employees may receive grants and awards. We believe that stock ownership by our executives is a significant factor in aligning the interests of the executives with those of shareholders. Stock options and awards under these plans are allocated based upon regulatory practices and policies, and the practices of other publicly traded financial institutions as verified by

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external surveys and were based upon the executive officers' level of responsibility and contributions to Security Federal and Security Federal Bank.

Summary Compensation Table

        The following table shows information regarding compensation earned during the fiscal year ended March 31, 2007 for our named executive officers: (1) Timothy W. Simmons, our principal executive officer; (2) Roy G. Lindburg, our principal financial officer; and (3) J. Chris Verenes, our only other executive officer who earned in excess of $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Non- qualified Deferred Compen- sation Earnings ($)	All Other Compen-sation ($)(1)	Total ($)

Timothy W. Simmons	2007	215,481	--	--	--	--	--	33,507	248,988
President, Chief Executive Officer and Director of Security Federal, and Chairman of the Board of Chief Executive Officer of Security Federal Bank

Roy G. Lindburg	2007	148,900	--	--	--	--	--	30,121	179,021
Treasurer, Chief Financial Officer of Security Federal and Security Federal Bank

J. Chris Verenes	2007	179,250	--	--	--	--	--	32,071	211,321
President of Security Federal Bank and Director of Security Federal and Security Federal Bank
______________
(1)	Please see the table below for more information on the other compensation paid to our executive officers in the fiscal year ended March 31, 2007.

        The following table sets forth details of "All other compensation," as presented above in the Summary Compensation Table.

Name	Directors' Fees ($)	401(k) Plan Contribution ($)	Life Insurance Premium ($)	Country Club Dues ($)	Total ($)

Timothy W. Simmons	18,200	15,084	223	--	33,507
Roy G. Lindburg	18,200	10,423	223	1,275	30,121
J. Chris Verenes	18,200	12,547	204	1,120	32,071

Grants of Plan-Based Awards

        In the fiscal year ended March 31, 2007, we did not grant any incentive plan, stock or option awards to the named executive officers.

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Outstanding Equity Awards

The following information with respect to outstanding option awards as of March 31, 2007 is presented for the named executive officers. The named executive officers have no unvested stock awards outstanding.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Timothy W. Simmons	--	--	--	--	--
Roy G. Lindburg	3,600	--	--	16.67	09/30/2009
	2,000	--	--	20.55	01/01/2015
J. Chris Verenes	7,000	--	--	21.43	03/08/2014
	2,000	--	--	20.55	01/01/2015

Options Exercised and Stock Vested

        The following table shows the value realized upon exercise of stock options for our named executive officers in the year ended March 31, 2007. The named executive officers did not have any stock awards which vested during the year ended March 31, 2007.

	Option Awards
	Number of
	Shares	Value
	Acquired on	Realized on
Name	Exercise (#)	Exercise ($)

Timothy W. Simmons	4,400	18,052
Roy G. Lindburg	2,746	35,455
J. Chris Verenes	1,500	0 (1)
______________
(1)     Mr. Verenes did not realize any value on the exercise of his stock options. The options had an exercise price of $22.39 and the market value of Security Federal's stock on the date of exercise was $22.20.

Pension Benefits

        The following information is presented with respect to the nature and value of pension benefits for the named executive officers at March 31, 2007.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

Timothy W. Simmons	Salary Continuation Agreement	1	72,137	--
Roy G. Lindburg	Salary Continuation Agreement	1	7,461	--
J. Chris Verenes	Salary Continuation Agreement	1	12,940	--

        We entered into salary continuation agreements with Messrs. Simmons, Lindburg and Verenes, effective May 16, 2006. The agreements provide an annual supplemental retirement benefit which begins on the last day of the year in which the executive attains age 65, or upon executive's separation from service, if later. These agreements are described in greater detail below, under "Potential Payments Upon Termination."

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Potential Payments Upon Termination

        We have entered into agreements with the named executive officers that provide for potential payments upon disability, termination and death. In addition, our stock option plans also provide for potential payments upon termination. The following discussion addresses the potential payments that the named executive officers could receive under a variety of scenarios.

        Change in Control Agreements. We have entered into agreements that could provide for payments to Messrs. Simmons, Lindburg and Verenes following a change in control. If (1) a change in control, followed by a change in duties or salary, occurs during the term of the agreement, but before the executive reaches age 65 (age 72 for Mr. Simmons), and the executive resigns, or (2) the executive's employment is terminated, other than for cause, at any time following a change in control but before the executive reaches age 65 (age 72 for Mr. Simmons), then payments are due. Following either of these occurrences, the executive shall be paid in monthly installments for 36 consecutive months, or such lesser period until the executive reaches age 65 (age 72 for Mr. Simmons), an amount equal to 120% of the executive's base salary at the time of the change in control. A change in duties or salary is defined as having occurred if: (a) the executive's duties and responsibilities following a change in control change in a way that results in the assignment of duties and responsibilities inferior to those at the time of the change in control; (b) the executive's rate of annual salary is reduced from the rate in effect at the time of the change in control; or (c) the executive's office is moved to a place more than 25 miles from Security Federal's principal office in Aiken, South Carolina.

        Each agreement has a term of one year, and may be extended for an additional year upon approval by the Board of Directors following a formal performance evaluation of the executive by the disinterested members of the Board of Directors. The agreements contain a provision requiring reduction of any payments that would be deemed to constitute an excess parachute payment under Section 280G of the Internal Revenue Code. Assuming the employment of Messrs. Simmons, Lindburg and Verenes had been terminated as of March 31, 2007 in connection with a change in control, the aggregate amount due and payable to each executive would have been $797,040, $184,200 and $269,189, respectively.

        Salary Continuation Agreements. We entered into salary continuation agreements with Messrs. Simmons, Lindburg and Verenes, effective May 16, 2006. The agreements provide an annual supplemental retirement benefit which begins on the last day of the year in which the executive attains age 65, or upon executive's separation from service, if later. The benefit equals 20% percent of the executive's final pay, payable in monthly installments over 15 years. An executive's final pay is the highest of his annual base salary over the five year period ending with the year he separates from service.

        The agreements also provide an early termination benefit if the executive terminates employment with Security Federal Bank prior to his attaining age 65. The early termination benefit is an annual benefit based on the executive's vested accrued balance under the agreement, determined when he separates from service from the Bank, adjusted monthly by an interest factor until the executive's attainment of age 65. The rate at which the executive vests in his early termination benefit is set forth in his agreement, with the vesting rate ranging from between 10 percent per year to 25 percent per year, depending on the executive. The early termination benefit is payable in monthly installments over 15 years, commencing on the first day of the month after the executive attains age 65. During the payout period, the remaining accrued balance will be credited monthly by an interest factor. The agreements also provide a disability termination benefit if the executive terminates employment with Security Federal Bank on account of disability prior to his attaining age 65. The disability termination benefit is the same as the early termination benefit, except that the executive becomes 100 percent vested in his benefit upon his disability while actively employed.

        In the event of a change in control, followed by a separation from service, the executive will receive an annual change in control benefit equal to 20 percent of the executive's projected final pay. An executive's projected final pay is his final pay, as defined above, adjusted at a rate of 4 percent per year until the executive attains age 65. The annual change in control benefit will be paid in monthly installments over 15 years, commencing on the first day of the month after the executive attains age 65.

        Nondistributed benefits will be forfeited if within 24 months of the executive's termination of employment the executive violates the noncompetition, nondisclosure or nonsolicitation provisions described in the agreement. This forfeiture provision does not apply if there is a change in control.

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        If the executive dies while in the active service of Security Federal Bank but before he attains age 65, his beneficiary will receive a lump sum benefit based on the executive's accrued balance that is paid within 60 days of his death. If the executive dies after his benefit has commenced, the remaining benefits will be paid to the executive's beneficiaries at the same time and the same amounts they would have been paid to the executive. If the executive dies after he has become entitled to a benefit, but before the benefit commences, the benefit will commence to be paid to his beneficiaries within 30 days following the date the Bank or its successor receives a copy of the executive's death certificate. In addition to the death benefit described above, the executive will receive under a split dollar agreement an additional death benefit, equal to 50 percent of the "net death proceeds." The net death proceeds is the death benefit received by the Bank under a life insurance policy taken out on the life of the executive, reduced by the greater of the cash surrender value of the policy or the aggregate premiums paid by the Bank on the policy.

        The following table shows the present value of the amounts that would be payable to the named executive officers if their employment had been terminated effective as of March 31, 2007 under each of the scenarios described above:

Name	Normal Retirement ($)(1)	Early Retirement ($)(2)	Disability ($)(3)	Change in Control ($)(4)	Death ($)(5)

Timothy W. Simmons	$72,137	$12,023	$72,137	$404,653	$289,447
Roy G. Lindburg	$ 7,461	$ 746	$ 7,461	$205,885	$286,688
J. Chris Verenes	$12,940	$ 1,294	$12,940	$269,189	$317,074
_______________
(1)	The value shown for each named executive's Normal Retirement Benefit is his March 31, 2007 accrued account balance. The account balance is the sum of all past accruals plus interest earning on the accruals. The accrued account balance is based on the present value of the targeted retirement benefit, 20% of final annual salary, payable for 15 years after retiring at age 65 or later. In other words, it is the amount that needs to be set aside today in order to provide an eventual benefit upon retirement as specified in the agreement. In calculating present value, we assume each executive's compensation will increase 4% annually until retirement and annual accruals will continue between now and retirement.
(2)	In the event of early retirement, which is retirement before reaching the age of 65, the named executive is entitled to his vested portion of his accrued benefit. The amounts shown are the vested accrued benefit as of March 31, 2007. Mr. Simmons was 16.7% vested, while Messrs. Lindburg and Verenes were 10% vested at March 31, 2007. The executive who retires early will receive his vested balance plus interest earned until age 65, upon reaching age 65 over a 15-year period.
(3)	In the event an executive becomes disabled, the executive is entitled to his accrued account balance. That amount, plus interest until age 65, would be paid to the executive upon reaching age 65 over a 15-year period.
(4)	In the event of a change in control, each named executive will be entitled to their final account value as if they had retired at age 65. That amount, plus interest until age 65, would be paid to the executive at age 65 over 15 years.
(5)	In the event a named executive dies while employed, his heirs would receive the accrued account balance as of the previous March 31st payable within 60 days of receiving the death certificate. In addition, the heirs would be entitled to the split dollar benefit. The split dollar benefit is 50% of the net death proceeds. The net death benefit is the death benefit received by the bank taken out on the named executive, reduced by the greater of the cash surrender value or the aggregate premiums paid by the Bank on the policy. The amounts shown are the actual amounts that would have been paid to the heirs on March 31, 2007.

        Stock Option Plans. Our stock option plans provide for accelerated vesting of awards in the event of a change in control. Currently, all outstanding options held by the named executive officers are fully vested.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee is composed of Directors T. Clifton Weeks, Toole and Alexander. No members of this Committee were officers or employees of Security Federal or any of its subsidiaries during the year ended March 31, 2007 or had any relationships otherwise requiring disclosure. Mr. Weeks served as Chief Executive Officer


of Security Federal from 1987 until 1994 and is the father-in-law of Timothy W. Simmons, our President and Chief Executive Officer.

Compensation Committee Report

        The Compensation Committee of the Board of Directors has submitted the following report for inclusion in this proxy statement:

        We have reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on the Committee's review of and the discussion with management with respect to the Compensation Discussion and Analysis, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

        The foregoing report is provided by the following directors, who constitute the Compensation Committee:

                        Compensation Committee:             T. Clifton Weeks, Chairman
                                                                                   Gasper L. Toole, III
                                                                                   Robert E. Alexander

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

AUDIT COMMITTEE MATTERS

        Audit Committee Charter. The Audit Committee operates pursuant to a written charter approved by our Board of Directors. The charter sets out the responsibilities, authority and specific duties of the Audit Committee. The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent auditor, the internal audit department and management of Security Federal. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process.

        Report of the Audit Committee. The Audit Committee reports as follows with respect to Security Federal's audited financial statements for the year ended March 31, 2007:

  The Audit Committee has reviewed and discussed Security Federal's 2007 audited financial statements with management;

  The Audit Committee has discussed with the independent auditor, Elliott Davis, LLC, the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

  The Audit Committee has received written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent auditor the auditor's independence; and

  The Audit Committee has, based on its review and discussions with management of the 2007 audited financial statements and discussions with the independent auditor, recommended to the Board of


              Directors that Security Federal's audited financial statements for the year ended March 31, 2007 be included in its Annual
              Report on Form 10-K.

        The foregoing report is provided by the following directors, who constitute the Audit Committee:

                        Audit Committee:         Thomas L. Moore, Chairman
                                                                Harry O. Weeks, Jr.
                                                                William Clyburn

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who beneficially own more than 10% of any registered class of Security Federal's equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the reports and written representations provided to us by these persons, we believe that all filing requirements applicable to our reporting officers, directors and greater than 10% beneficial owners were properly and timely complied with during the fiscal year ended March 31, 2007.

SHAREHOLDER PROPOSALS AND NOMINATIONS

        In order to be eligible for inclusion in our proxy solicitation materials for the next year's annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received at our main office at 238 Richland Avenue, NW, Aiken, South Carolina, no later than February 22, 2008. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Securities Exchange Act of 1934.

        Our Articles of Incorporation provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before a meeting of shareholders, the shareholder must deliver written notice of the nominations and/or proposals to the Secretary not less than 30 nor more than 90 days prior to the date of the meeting; provided that if less than 45 days' notice or prior public disclosure of the meeting is given or made to shareholders, the notice must be delivered not later than the close of the 15th day following the day on which notice of the meeting was mailed to shareholders or public disclosure was made. As specified in the Articles of Incorporation, the written notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the shareholder giving such notice. The notice with respect to business proposals to be brought before the annual meeting must state the shareholder's name, address and number of shares of common stock held, and briefly discuss the business to be brought before the meeting, the reasons for conducting such business at the meeting and any interest of the shareholder in the proposal.

AUDITOR

        Elliott Davis, LLC served as our independent auditor for the fiscal year ended March 31, 2007. The Audit Committee of the Board of Directors has appointed Elliott Davis, LLC as independent auditor for the fiscal year ending March 31, 2008.

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        The following table sets forth the aggregate fees billed or expected to be billed to Security Federal by Elliott Davis, LLC for professional services rendered for the fiscal years ended March 31, 2007 and 2006.

	Year Ended March 31,
	2007	2006

Audit Fees	$48,787	$48,886
Audit-Related Fees	13,700	6,800
Tax Fees	8,750	8,850
All Other Fees	42,350 (1)	7,759
____________
(1)     Represents primarily fees paid in connection with due diligence for an acquisition and tax studies.

        The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services to be provided by the independent auditor in connection with its annual review of its charter. Pre-approval may be granted by action of the full Audit Committee or by delegated authority to one or more members of the Audit Committee. If this authority is delegated, all approved non-audit services will be presented to the Audit Committee at its next meeting. In considering non-audit services, the Audit Committee or its delegate will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent auditor and whether the service could compromise the independence of the independent auditor.

        Representatives of Elliot Davis, LLC are expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should they desire to do so.

MISCELLANEOUS

        The Board of Directors is not aware of any business to come before the meeting other than those matters described in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

        We will bear the cost of solicitation of proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Security Federal common stock. In addition to solicitation by mail, directors, officers and employees of Security Federal and Security Federal Bank may solicit proxies personally or by telephone, without additional compensation.

        Security Federal's Annual Report to Shareholders, including consolidated financial statements, accompanies this proxy statement. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to Security Federal. The Annual Report is not to be treated as part of the proxy solicitation materials, or as having been incorporated herein by reference.

        A copy of the Annual Report on Form 10-K as filed with the SEC will be furnished without charge to shareholders as of the close of business on the voting record date upon written request to Robert E. Alexander, Secretary, Security Federal Corporation, P.O. Box 810, Aiken, South Carolina 29802.

                                                                                                    BY ORDER OF THE BOARD OF DIRECTORS

                                                                                                    /s/ Robert E. Alexander
                                                                                                    Robert E. Alexander
                                                                                                    Secretary

Aiken, South Carolina
June 21, 2007

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Appendix A

SECURITY FEDERAL CORPORATION

Nominating Committee Charter

I.     Purpose

        The Nominating Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Security Federal Corporation (the "Company"):

  to assist the Board, on an annual basis, by identifying individuals qualified to become Board members, and to nominate the director nominees for the elections to be held at the next annual meeting of shareholders;

  to assist the Board in filling any vacancy that may arise on the Board by identifying individuals qualified to become Board members, and to recommend to the Board qualified individuals to fill any such vacancies; and

  to lead the Board in its periodic evaluation of the performance of the Board.

II.     Composition and Qualifications

        The Committee shall be comprised of three (3) or more directors as determined by the Board, all of whom shall be independent non-executive directors, who are not employees of the Company, its subsidiaries or affiliates, and meet the "independent" definition of the NASD (Rule 4200). Members of the Committee shall be appointed and removed only by the Board. The Board shall appoint one member of the Committee as its Chair. A majority of the members of the Committee present at any of its meetings shall constitute a quorum.

III.     Meetings

        The Committee shall meet at least once annually, and at such other times as it deems necessary to fulfill its responsibilities and duties set forth in this Charter.

IV.     Responsibilities and Duties

        The Committee shall have the primary responsibility to develop the criteria for the selection of new directors to the Board, including, but not limited to skills, experience, diversity, age, time availability, and such other criteria set forth in corporate policies or as the Committee shall determine to be relevant at the time. The Committee shall have the authority to apply such criteria in connection with the identification of individuals to be Board members, as well as to apply all applicable federal laws and the underlying purpose and intent thereof in connection with such identification process.

        In addition, the Committee is responsible for establishing and administering the necessary processes associated with nominating potential directors, including, but not limited to, applications, screening, and interviewing prospective candidates; and finalizing its slate of candidates for recommendation to the Board. These processes will apply to the filling of vacancies that may occur on the Board from time to time, and the election of directors at the annual meeting of shareholders.

        The Committee is also responsible for the development and administration of the internal evaluation of the Board's performance and any related individual Board member performance. Such evaluations shall be used by the Committee in carrying out its nominating responsibilities.

A-1

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Duties

1.	When Board vacancies occur, or otherwise at the direction of the Board, the Committee shall actively identify, recruit, interview, and evaluate individuals whom the Committee determines meet its criteria and standards for recommendation to the Board.

2.	The Committee shall be responsible for reviewing all candidates nominated by shareholders, and determining whether or not to include the candidate as a nominee in the Company's proxy materials.

3.	The Committee shall nominate, on an annual basis, nominees for election as directors for the next annual meeting of shareholders and shall be responsible for administering the Company's compliance with the election provisions of its Articles of Incorporation, Bylaws, and related policies.

4.	The Committee shall monitor the independence of the Board, to the extent that its nomination process ensures that the majority of the Board consists of independent directors as set forth in the Company's policies.

5.	The Committee will establish, or identify and provide access to, appropriate orientation programs, sessions, or materials for newly elected directors of the Company for their benefit either prior to or within a reasonable period of time after their nomination or election as a director.

6.	The Committee will provide a report of the Company's nomination process, activities, and resulting nominations in connection with the proxy materials associated with the Company's annual meeting of shareholders.

7.	The Committee shall annually review its own performance, as well as the adequacy of this Charter and related corporate policies. Any proposed changes shall be recommended to the Board for approval.

8.	Minutes of each meeting will be provided to the Board of Directors on a timely basis. In addition, the Committee will make from time-to-time, special presentations to the Board of Directors on topics related to Committee activities or responsibilities.

V.     Authority

        The Committee has the authority to implement the provisions of this Charter. Furthermore, the Committee shall have the authority to retain any outside advisors at the Company's expense, as the Committee may deem appropriate in its sole discretion, to assist it in carrying out its responsibilities and duties.

* * * *

Date Approved: May 20, 2004

A-2

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REVOCABLE PROXY
SECURITY FEDERAL CORPORATION

ANNUAL MEETING OF SHAREHOLDERS
July 19, 2007

        The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Security Federal Corporation ("Security Federal") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the City of Aiken Municipal Conference Center, 215 The Alley, Aiken, South Carolina, on July 19, 2007, at 2:00 p.m., Eastern time, and at any and all adjournments or postponements thereof, as follows:

VOTE
		FOR	WITHHELD

1.	The election as directors of the nominees listed
below for a three year term (except as marked to the
	contrary below).	[ ]	[ ]

Gasper L. Toole, III
Thomas L. Moore
J. Chris Verenes

INSTRUCTION: To withhold your vote for any
individual nominee, write that nominee's name
on the line below.

_______________________________

___________________________________

2.	In their discretion, upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote "FOR" the election of the nominees listed above.

This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for the election of the nominees listed above. If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

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THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        Should the undersigned be present and elect to vote at the meeting or at any adjournment or postponement thereof and after notification to the Secretary of Security Federal at the meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

        The undersigned acknowledges receipt from Security Federal prior to the execution of this proxy of Notice of Annual Meeting of Shareholders, a proxy statement for the Annual Meeting of Shareholders and an Annual Report to Shareholders.

Dated: ____________, 2007

____________________________________	_____________________________________
PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

_________________________________________	_____________________________________
SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on the mailing label. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required, but each holder should sign, if possible.

Please complete, date, sign and mail this proxy promptly in the enclosed postage-prepaid envelope.

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